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                                                                   Exhibit 10.6


               FIRST AMENDMENT TO POST-PETITION CREDIT AGREEMENT

         This FIRST AMENDMENT TO POST-PETITION CREDIT AGREEMENT, dated June 26, 2003 (this "Amendment"), is made among WESTPOINT STEVENS INC., a Delaware corporation and Chapter 11 debtor-in-possession ("WPS"), WESTPOINT STEVENS INC. I, a Delaware corporation and Chapter 11 debtor-in-possession ("WPSI"), J. P. STEVENS & CO., INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPS"), J. P. STEVENS ENTERPRISES, INC., a Delaware corporation and Chapter 11 debtor-in-possession ("JPSE"), and WESTPOINT STEVENS STORES INC., a Georgia corporation and Chapter 11 debtor-in-possession ("WPSS") (WPS, WPSI, JPS, JPSE and WPSS each is referred to hereinafter as a "Borrower" and collectively as the "Borrowers"), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, the "Administrative Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Lenders (in such capacity, the "Syndication Agent" and collectively with Administrative Agent, the "Agents").

                                    RECITALS

         Borrowers, Lenders and Agents are parties to a certain Post-Petition Credit Agreement dated as of June 2, 2003, (the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans to and issued various letters of credit for Borrowers.

         The parties desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended by deleting in its entirety from Annex A of the Credit Agreement the definition of "Eligible Assignee" and by substituting in lieu thereof the following new definition:

                  "Eligible Assignee" means (a) a commercial bank, commercial finance company, fund or other asset based lender, having total assets in excess of $100,000,000 that is engaged in making, purchasing or otherwise investing in commercial loans in the Ordinary Course of Business of such Person and which shall represent to the satisfaction of the Administrative Agent, in its reasonable discretion,


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         that such Person has the immediate financial resources and functional capability of performing all actions required of a Lender pursuant to the DIP Financing Documents, including funding and indemnification requirements; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of a Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Administrative Agent; provided, however, in no event shall any Person that is a lender or agent under the Second Priority Pre-Petition Loan Documents at the time of the proposed assignment qualify as an Eligible Assignee.

         3. RATIFICATION AND REAFFIRMATION. Borrowers hereby ratify and reaffirm the Obligations, each of the DIP Financing Documents and all of Borrowers' covenants, duties, indebtedness and liabilities under the DIP Financing Documents.

         4. REPRESENTATIONS AND WARRANTIES. Borrowers represent and warrant to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrowers and this Amendment has been duly executed and delivered by Borrowers; and all of the representations and warranties made by Borrowers in the Credit Agreement are true and correct on and as of the date hereof.

         5. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agents and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

         6. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other DIP Financing Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction.


                 [Remainder of page intentionally left blank.]


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         7.       COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be
executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.


                                        BORROWERS:

                                        WESTPOINT STEVENS INC.,
                                        a Delaware corporation

                                        By: /s/ Lester D. Sears
                                           ------------------------------------
                                           Title: Senior Vice President-Finance
                                                  and Chief Financial Officer


                                        WESTPOINT STEVENS INC. I,
                                        a Delaware corporation

                                        By: /s/ Richard Klumpp
                                           ------------------------------------
                                           Title: Vice President &
                                                  Assistant Treasurer


                                        J.P. STEVENS & CO., INC.,
                                        a Delaware corporation

                                        By: /s/ Lester D. Sears
                                           ------------------------------------
                                           Title: President


                                        J.P. STEVENS ENTERPRISES, INC.,
                                        a Delaware corporation

                                        By: /s/ Richard Klumpp
                                           ------------------------------------
                                           Title:  Vice President &
                                                   Assistant Treasurer


                                        WESTPOINT STEVENS STORES INC.,
                                        a Georgia corporation

                                        By: /s/ Lester D. Sears
                                           ------------------------------------
                                           Title:  Vice President


                    [Signatures continue on following page.]


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                                        AGENTS:


                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By: /s/ Joel Osteen
                                           ------------------------------------
                                           Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Syndication Agent

                                        By: /s/ K. A. Harkness
                                           ------------------------------------
                                           Vice President


                                        LENDERS:


                                        BANK OF AMERICA, N.A., as a Lender

                                        By: /s/ Joel Osteen
                                           ------------------------------------
                                           Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender

                                        By: /s/ K. A. Harkness
                                           ------------------------------------
                                           Vice President


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